SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	October 11, 2004

CANYON RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14142 Denver West Parkway, Suite 250 Golden, Colorado	80401

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 278-8464

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 of the Company’s Form 8-K dated October 11, 2004, is hereby amended in its entirety as follows:

Item 4.01 Changes in Registrant’s Certifying Accountant

     On October 11, 2004, the Audit Committee of Canyon Resources Corporation (the “Company”) informed PricewaterhouseCoopers LLP (“PwC”) that it would dismiss PwC as the Company’s independent registered public accounting firm upon completion of the procedures related to the unaudited interim financial statements of the Company as of and for the quarters ended June 30, 2004 and September 30, 2004 and for the six-month period ended June 30, 2004 and the nine-month period ended September 30, 2004 and completion of procedures related to the restatement of the Company’s financial statements included in its Form 10-K filing for the year ended December 31, 2003 and unaudited interim financial statements as of and for the quarter ended March 31, 2004. On November 15, 2004, the following events occurred: (a) PwC completed the procedures described in the immediately preceding sentence and its appointment as the independent registered public accounting firm of the Company was terminated and (b) the Audit Committee of the Company appointed Ehrhardt, Keefe, Steiner & Hottman, P.C., certified public accountants, as the Company’s independent registered public accounting firm for the 2004 annual audit.

     During the years ended December 31, 2003 and 2002 and through November 15, 2004, we did not consult Ehrhardt, Keefe, Steiner & Hottman, P.C. regarding the application of accounting principles to a specific transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable event that would be required to be reported in this Form 8-K/A.

     Except for the matter discussed in the next sentence, PwC’s reports on the Company’s financial statements for the years ended December 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. There was an explanatory paragraph in PwC’s report on the Company’s financial statements included in Amendment No. 2 to Form 10-K/A for the year ended December 31, 2003, indicating that the Company has restated its financial statements for the years ended December 31, 2003 and 2002. During the fiscal years ended December 31, 2003 and 2002, and through November 15, 2004, the Company had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in their reports on the Company’s financial statements for such years. Except for the matters described in the next three paragraphs, during the fiscal years ended December 31, 2002 and 2003, and through November 15, 2004, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

     During the performance of review procedures related to the Company’s financial statements for the quarter ended March 31, 2004, PwC identified and communicated to the Company and its Audit Committee a material weakness which is also a reportable condition (as defined under standards established by the American Institute of Certified Public Accountants) relating to the Company’s internal controls and procedures over its financial reporting for stock option plans. In response thereto, the Company performed a review of all stock option plans and the method of all related stock option exercises by employees since the plan’s inception in 1982. Based on this review, the Company determined that the stock option plans would have to be recorded in the financial statements under variable plan accounting, which resulted in the restatement of the financial statements contained in Amendment No. 1 to its 2003 Form 10-K.

     On September 1, 2004, PwC advised the Company that disclosures should be made or actions should be taken to prevent future reliance on their audit report for 2003 and prior periods and interim review for the quarterly period ended March 31, 2004. On September 2, 2004, our Audit Committee held a meeting with management and the independent accountants and determined that the Company’s financial statements for 2003 and prior periods and quarterly period ended March 31, 2004, should be restated. This determination resulted because, during the review of the financial statements for the quarter ended June 30, 2004, PwC communicated with both the Company and its Audit Committee that a model used for testing possible impairment of the Briggs Mine might have been inappropriate. After an evaluation of the model, the Company determined that it was inappropriate. Subsequently, it was determined that certain other items should have been accounted for differently: a loan made to a private exploration company, the proceeds of which were used for exploration, should have been accounted for as an exploration expense; the cost of restricted shares issued under a contract for services should have been recorded at fair market value; and a beneficial conversion feature should have been recognized with regards to the placement of a convertible debenture. As a result, on October 25, 2004, the Company filed restated interim financial statements for the quarter ended March 31, 2004 and the restated financial statements included in Amendment No. 2 to its 2003 Form 10-K.

     The items discussed in the preceding paragraphs constitute material weaknesses in internal controls as defined by the standards established by the AICPA. A material weakness is a reportable condition in which the design or operation of one or more internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. The Company believes that the material weaknesses resulted from:

1.	insufficient review of the method used for testing the impairment of the Briggs Mine;

2.	insufficient analysis, documentation and review of the selection and application of generally accepted accounting principles related to complex transactions.

     We have provided PwC a copy of these disclosures and have requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the statements by the Company in this report. PwC’s letter is attached as Exhibit 16.1.

Item 9.01 of the Company’s Form 8-K dated October 11, 2004, is hereby amended in its entirety as follows:

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

16.1	Letter of PricewaterhouseCoopers LLP, dated November 15, 2004 regarding the change in certifying accountant (filed herewith).

99.1	Press release dated October 15, 2004, announcing the engagement of Ehrhardt, Keefe, Steiner & Hottman P.C. as independent registered public accounting firm (filed with original Form 8-K dated October 11, 2004).

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995.

     The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the speculative nature of mineral exploration, commodity prices, production and reserve estimates, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these factors are beyond the Company’s ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON RESOURCES CORPORATION
Date: November 19, 2004	By:	/s/ Richard T. Phillips
Richard T. Phillips
Treasurer and Corporate Secretary

EXHIBIT INDEX

Exhibit
Index	Description
16.1	Letter of PricewaterhouseCoopers LLP, dated November 15, 2004 regarding the change in certifying accountant (filed herewith).

99.1	Press release dated October 15, 2004, announcing the engagement of Ehrhardt, Keefe, Steiner & Hottman P.C. as independent registered public accounting firm (filed with original Form 8-K dated October 11, 2004).